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                                                                   EXHIBIT 10.17

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                            ARKANSAS BEST CORPORATION
                             AS OF FEBRUARY 17, 2003

                               ARTICLE I - OFFICES

      SECTION 1. Registered Office. The registered office shall be established and maintained at 1209 Orange Street, Newcastle, County, in the State of Delaware.

      SECTION 2. Other Offices. The corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

                      ARTICLE II - MEETINGS OF STOCKHOLDERS

      SECTION 1. Places of Meetings. Unless the Board of Directors shall fix another place for the holding of the meeting, meetings of stockholders shall be held at the corporation's headquarters, 1000 South 21st Street, Fort Smith, Arkansas, or at such other place in the Fort Smith, Arkansas area as specified by the person or persons calling the meeting.

      SECTION 2. Annual Meetings. Annual meetings of the stockholders for the election of directors and for such other business as may be stated in the notice of meeting, shall be held on the second Wednesday in May at 10:00 a.m., unless the Board of Directors shall fix a different date or time. At each annual meeting, the stockholders entitled to vote shall elect directors and may transact such other corporate business as shall be stated in the notice of the meeting.

      SECTION 3. Special Meetings. Special meetings of the stockholders, for any purpose, unless otherwise prescribed by statute or by the Certificate of Incorporation, may only be called by (i) the Chairman of the Board, (ii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors, or (iii) the President.

      SECTION 4. Notice of Meetings. Written notice, stating the place, date, and time of the meeting, and the general nature of the business to be considered, shall be mailed to each stockholder of the corporation, but not less than ten nor more than sixty days before the date of the meeting.


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      SECTION 5. Quorum. At any meeting of stockholders, the holders of a majority of all the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business, and a majority vote of such quorum shall prevail except as otherwise required by law, the Certificate of Incorporation, or these Bylaws.

If stockholders necessary for a quorum shall fail to be present at the time and place fixed for any meeting, the holders of a majority of the shares entitled to vote who are represented in person or by proxy may adjourn the meeting from time to time, until a quorum is present, and at any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

      SECTION 6. Voting. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote in accordance with the terms and provisions of the Certificate of Incorporation and these Bylaws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

      SECTION 7. Proxies. (a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

      (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (a) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

      (i) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee, or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

      (ii) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided


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            that any such telegram, cablegram, or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams, or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

      (c) Any copy, facsimile telecommunication, or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

      (d) Any copy, facsimile telecommunication, or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication, or other reproduction shall be a complete reproduction of the entire original writing or transmission.

      SECTION 8. List of Stockholders. The secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder present.

      SECTION 9. Inspectors. (a) The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who falls to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

      (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity


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of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

      (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Delaware Court of Chancery, upon application by a stockholder, shall determine otherwise.

      (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with
Article II, Section 7(b)(ii), ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees, or similar persons that represent more votes than the holder of a proxy is authorized by the record owner to cast, or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection
(b)(v) of this Section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspector's belief that such information is accurate and reliable.

      SECTION 10. Stockholder Proposals.

      (a) Any stockholder entitled to vote at an annual or special meeting of the stockholders may seek to transact other corporate business at such meeting, provided that the stockholder has provided timely notice in writing to the Secretary of the corporation of such business. To be timely with respect to an annual meeting, a stockholder's notice must be received at the corporation's headquarters not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the earlier of (i) the date on which notice of the annual meeting date was mailed, or (ii) the date on which public disclosure of the date of the annual meeting was date made. To be timely, a stockholder's notice with respect to a special meeting must be received no later than the close of business on the 10th day following the earlier of (i) the date on which notice of the special meeting date was mailed, or (ii) the date on which public disclosure of the date of the special meeting was made. A stockholder's notice to the Secretary shall set forth as to


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each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made.

      (b) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual or special meeting except in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Bylaw, at all times that the corporation has a class of securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the rules and regulations thereunder, or otherwise is subject to the requirements of Section 14 thereunder, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

                        ARTICLE III - BOARD OF DIRECTORS

      SECTION 1. General Powers. The business and affairs of the corporation shall be managed by the Board of Directors.

      SECTION 2. Number.

      (a) The Board of Directors shall be divided into three classes, designated Classes I, II and III, which shall be as nearly equal in number as possible. The initial Directors of Class I shall be elected to hold office for a term expiring at the next succeeding annual meeting, the initial Directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting, and the initial Directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of stockholders following such initial classification and election, the respective successors of each class shall be elected for three year terms.

      (b) The number of directors shall be fixed from time to time by resolution of the Board of Directors. In case of any increase in the number of directors in advance of an annual meeting of stockholders, each additional director shall be elected by the directors then in office, although less than a quorum, to hold office until the next election of the class for which such director shall have been chosen (as provided in the last


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sentence of this subsection (b)), or until his successor shall have been duly chosen. No decrease in the number of directors shall shorten the term of any incumbent director. Any newly created or eliminated directorships resulting from an increase or decrease shall be apportioned by the Board among the three classes of directors so as to maintain such classes as nearly equal as possible.

      SECTION 3. Resignation. Any director, member of a committee, or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the president or secretary. The acceptance of a resignation shall not be necessary to make it effective.

      SECTION 4. Vacancies. In case of any vacancy in the Board of Directors through death, resignation, retirement, disqualification or other cause, the remaining directors, by vote of a majority thereof, may elect a successor to hold office for the unexpired portion of the term, and until the election of his successor.

      SECTION 5. Nominations for Directors.

      (a) Nominations for election to the Board of Directors of the corporation at a meeting of the stockholders may be made by the Board of Directors, or on behalf of the Board of Directors by a Nominating Committee appointed by the Board of Directors, or by any stockholder of the corporation entitled to vote for the election of directors at such meeting and who complies with the notice procedures set forth in this Bylaw.

      (b) Nominations by any stockholder entitled to vote at an annual or special meeting of the stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely with respect to an annual meeting, a stockholder's notice must be received at the corporation's headquarters not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the earlier of (i) the date on which notice of the annual meeting date was mailed, or (ii) the date on which public disclosure of the date of the annual meeting was made. To be timely, a stockholder's notice with respect to a special meeting must be received no later than the close of business on the 10th day following the earlier of (i) the date on which notice of the special meeting date was mailed, or (ii) the date on which public disclosure of the date of the special meeting was made. Such stockholder's notice shall set forth (1) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) as to the stockholder giving notice (a) the name and


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address, as they appear on the corporation's books, of the stockholder and the name and address of the beneficial owner, if any, on whose behalf the notice is given, (b) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record and the beneficial owner, if any, on whose behalf the notice is given, and (c) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the notice is given. Any person nominated as a director by a stockholder shall furnish the Secretary of the Corporation all information required by the corporation of Board nominees.

      (c) Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible to serve as a director unless nominated in accordance with the procedures set forth in these Bylaws. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, at all times that the corporation has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the rules and regulations thereunder, or otherwise is subject to the requirements of Section 14 thereunder, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

      SECTION 6. Annual Meetings of Board. The annual meeting of the Board of Directors shall be held following the annual meeting of the stockholders and shall be a meeting of the directors elected at such meeting of stockholders. No notice shall be required.

      SECTION 7. Regular Meetings of Board. Regular meetings of the Board shall be held at such times and places as the Board of Directors may fix. No notice shall be required.

      SECTION 8. Special Meetings of the Board. Special meetings of the Board of Directors shall be held whenever called by the chairman, the president, or any two or more directors. At least 24 hours written or oral notice of each special meeting shall be given to each director.

      SECTION 9. Telephone Meetings. Directors may attend any meeting of the Board of Directors or any committee thereof by conference telephone, radio, television, or similar means of communication by which all persons participating in the meeting can hear each other, and all members so attending shall be deemed present at the meeting for all purposes including the determination of whether a quorum is present.

      SECTION 10. Quorum. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there is less than a quorum, the majority of those present may adjourn


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the meeting from time to time until a quorum is present. At any such adjourned meeting, a quorum being present, any business may be transacted which might have been transacted at the original meeting. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, all actions of the Board of Directors shall be decided by vote of a majority of those present.

      SECTION 11. Committees of the Board. The Board of Directors may by resolution, adopted by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, except as such committee may be explicitly prohibited from doing so by the Certificate of Incorporation, these Bylaws, or the laws of the State of Delaware.

Each committee may adopt rules governing the method of calling and the time and place of holding its meetings. Unless otherwise provided in the resolution of the Board of Directors establishing the committee, a majority of any committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of such committee present at a meeting at which a quorum is present shall be the act of such committee.

In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

      SECTION 12. Compensation. Directors, who are not officers of the corporation, shall receive such compensation as shall be fixed by resolution of the Board of Directors for their services as directors and as members of committees. Officers of the corporation shall not receive any compensation for serving on the Board of Directors or any of its committees. All directors are entitled to reimbursement for fees and expenses incurred for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

      SECTION 13. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board of Directors, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.


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                              ARTICLE IV - OFFICERS

      SECTION 1. Officers. The officers of the corporation shall consist of at least a President and a Secretary, and shall be elected by the Board of Directors and shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, a Chief Executive Officer, a Chief Financial Officer, a Treasurer, a Senior Vice President, one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as it may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the annual meeting of the Board of Directors. More than two offices may be held by the same person.

      SECTION 2. Other Officers and Agents. The Board of Directors may appoint such officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such power and perform such duties as shall be determined from time to time by the Board of Directors.

      SECTION 3. Chairman. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors. The Chairman shall also preside at all meetings of the stockholders and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

      SECTION 4. President. The President shall be ex-officio a member of all standing committees, have general powers of oversight, supervision and management of the business and affairs of the corporation, and see that all orders and resolutions of Directors are carried into effect.

In the event another executive officer has been designated Chief Executive Officer of the corporation by the Board of Directors, then (i) such other executive officer shall have all of the powers granted by the bylaws to the President and such other responsibilities, duties and powers as may from time to time be designated by the Board of Directors; and (ii) the President shall, subject to the powers of supervision and control thereby conferred upon the Chief Executive Officer, be the chief operating officer of the corporation and shall have all necessary powers to discharge such responsibility including general supervision of the affairs of the corporation and general and active control of all of its business.

The President or, if applicable, the Chief Executive Officer, shall perform all the duties and have all the powers of the Chairman of the Board in the absence of the Chairman of the Board.

      SECTION 5. Chief Financial Officer. The Chief Financial Officer shall, subject to the power of the Chief Executive Officer and President, have general and active control of all of the financial matters of the corporation and shall have all necessary powers to discharge such responsibility, and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President, or the Chairman may prescribe.


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He shall be authorized to execute bonds, mortgages, and other contracts on behalf of the corporation, except where required or permitted by law or these Bylaws to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

      SECTION 6. Vice President. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Directors.

      SECTION 7. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the President, taking proper vouchers for such disbursements.

      SECTION 8. Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these Bylaws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chief Executive Officer and President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these Bylaws. He shall record, or cause to be recorded, all the proceedings of the meetings of the corporation and of directors in a book to be kept for that purpose. He shall keep in safe custody the seal of the corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of any Assistant Secretary.

      SECTION 9. Assistant Treasurers and Assistant Secretaries. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

                       ARTICLE V - SHARES AND STOCKHOLDERS

      SECTION 1. Certificates Representing Shares. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of, the corporation by the Chairman of the Board, President or a Vice President and the Treasurer, Secretary, Assistant Treasurer or Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. The signature of any such officer may be facsimile if the certificate is countersigned by a transfer agent or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer


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at the date of its issuance. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights.

      SECTION 2. Transfer of Shares. Subject to valid transfer restrictions, by agreement or otherwise, and to stop-transfer orders directed in good faith by the corporation to any transfer agent to prevent possible violations of federal or state securities laws, rules, or regulations, or for any other lawful purpose, upon surrender to the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

      SECTION 3. Fixing Record Date.

      (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to receive any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than


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sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      SECTION 4. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of any share or shares to receive dividends, and to vote as such owner, and for all other purposes as such owner; and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

      SECTION 5. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

                      ARTICLE VI - MISCELLANEOUS PROVISIONS

      SECTION 1. Notice and Waiver of Notice. Whenever notice is required to be given, a written waiver thereof signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

      SECTION 2. Dividends. Subject to the provisions of the Certificate of Incorporation the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem advisable. Before declaring any dividends there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

      SECTION 3. Seal. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation, and the words "CORPORATE SEAL


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
DELAWARE." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

      SECTION 4. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

                          ARTICLE VII - INDEMNIFICATION

      SECTION 1. Indemnification.

      (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.


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
      (c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

      (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees or agents shall be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

      (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      (g) The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

      (h) For purposes of this Article VII, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director,


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
officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this
Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

      (i) For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VII.

      (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                            ARTICLE VIII - AMENDMENTS

      These Bylaws may be altered and repealed and new bylaws adopted at any annual meeting of the stockholders, or at any special meeting of the stockholders if notice thereof is contained in the notice of such special meeting, by the affirmative vote of 66-2/3% of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors if notice thereof is contained in the notice of such special meeting.


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